Nov. 29, 2021
09.30 Fidelity Strategic Real Return Fund AMCIZ PRO-21
Supplement to theFidelity® Strategic Real Return FundClass A, Class M, Class C, Class I and Class ZNovember 29, 2021Prospectus
09.30 Fidelity Strategic Real Return Fund AMCIZ PRO-21 | Fidelity Strategic Real Return Fund
Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)
This example helps compare the cost of investing in the fund with the cost of investing in other funds. Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:
Using a neutral mix of approximately 25% inflation-protected debt securities (which attempts to track the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index, an index composed of inflation-protected debt securities issued by the U.S. Treasury), 25% floating rate loans, 30% commodity-linked derivative instruments and related investments, and 20% REITs and other real estate related investments.